UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8568

John Hancock Bank and Thrift Opportunity Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Schedule of Investments.

MUTUAL FUNDS

John Hancock

Bank and Thrift Opportunity Fund

Annual Report
10.31.11

Ticker | **BTO**

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

In the broad market, stocks managed positive returns during a volatile 12-month period ended October 31, 2011. Equities initially benefited from stimulative monetary and fiscal policies. But an escalating series of crises — including the European sovereign debt crisis, the U.S. Treasury debt downgrade and worries about the pace of the economic recovery — meant stocks endured some very difficult months. Equity markets finished the fiscal year with a sharp rebound in October. In that environment, bank stocks had negative returns and lagged the market. For the 12 months, the S&P Composite 1500 Banks Index returned –1.86%. By comparison, the S&P 500 Stock Index gained 8.09%. For the year ended October 31, 2011, John Hancock Bank and Thrift Opportunity Fund posted total returns of –1.81% at net asset value and 0.76% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. The average open-end specialty-financial fund tracked by Morningstar, Inc. returned –6.80%.

The leading detractors from performance were the large, diversified financial services firms in the Fund’s portfolio: Bank of America Corp. and JPMorgan Chase & Company. These two businesses were big enough to have exposure to several different challenges or currents buffeting the sector simultaneously. It also hurt performance to hold stakes in several mid- to smaller-sized banks that underperformed, including Comerica, Inc., Zions Bancorporation, SunTrust Banks, Inc. and TCF Financial Corp. Many of the leading contributors to performance were positions in smaller, high-quality regional lenders in healthier local economies. Pursuant to a managed distribution plan adopted in March 2010, the Fund makes quarterly distributions equal to 1.25% of the Fund’s net asset value, based upon an annual rate of 5.00% as of the measuring date. In accordance with this plan, the Fund announced quarterly distributions of $0.2113, $0.2380, $0.2384, and $0.2191 to shareholders of record as of December 13, 2010, March 11, 2011, June 13, 2011 and September 12, 2011, respectively.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments focused on one industry may fluctuate more widely than investments across multiple industries.

6	Bank and Thrift Opportunity Fund | Annual report

Portfolio summary

Top 10 Holdings (36.0% of Net Assets on 10-31-11)[1,2]

PNC Financial Services Group, Inc.	5.1%	SVB Financial Group	3.3%

Wells Fargo & Company	4.9%	U.S. Bancorp	3.1%

Cullen/Frost Bankers, Inc.	4.1%	FNB Corp.	3.0%

JPMorgan Chase & Company	3.6%	Bank of America Corp.	3.0%

Zions Bancorporation	3.4%	BB&T Corp.	2.5%

Industry Composition[1,3]

Commercial Banks	78%	Diversified Financial Services	8%

Thrifts & Mortgage Finance	10%	Short-Term Investments & Other	4%

1 As a percentage of net assets on 10-31-11.

2 Cash and cash equivalents not included.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

Annual report | Bank and Thrift Opportunity Fund	7

Fund’s investments

As of 10-31-11

	Shares	Value
Common Stocks 93.99%		$279,722,609

(Cost $317,301,809)

Financials 93.99%		279,722,609

Commercial Banks 77.64%

1st United Bancorp, Inc. (I)	346,472	1,794,725

Ameris Bancorp (I)	236,991	2,381,760

Anchor Bancorp (I)	88,416	530,496

Avenue Bank (I)(R)	300,000	1,036,680

Bank of Marin Bancorp	12,596	446,402

Bar Harbor Bankshares	34,552	985,078

BB&T Corp.	322,283	7,522,085

Bond Street Holdings LLC, Class A (I)(S)	291,804	5,252,472

Bridge Capital Holdings (I)	150,564	1,660,721

Bryn Mawr Bank Corp.	80,000	1,468,800

California United Bank (I)	83,002	842,470

Camden National Corp.	36,776	1,091,512

Centerstate Banks, Inc.	395,460	2,246,213

Citizens Republic Bancorp, Inc. (I)	495,481	4,464,284

City Holding Company	39,363	1,293,468

Comerica, Inc.	287,393	7,342,891

Cullen/Frost Bankers, Inc.	251,048	12,311,394

DNB Financial Corp.	78,515	787,505

Eastern Virginia Bankshares, Inc. (I)	69,998	132,996

ECB Bancorp, Inc.	27,208	303,641

Evans Bancorp, Inc.	44,524	537,405

Fifth Third Bancorp	452,067	5,429,325

First Bancorp, Inc.	146,499	2,108,121

First California Financial Group, Inc. (I)	198,849	650,236

First Commonwealth Financial Corp.	275,890	1,271,853

First Horizon National Corp.	180,033	1,258,431

First Merchants Corp.	96,811	780,297

First Midwest Bancorp, Inc.	101,635	915,731

First Southern Bancorp, Inc., Class B (I)	78,390	768,222

FirstMerit Corp.	116,586	1,633,370

FNB Corp.	878,508	8,864,146

Glacier Bancorp, Inc.	223,556	2,537,361

Hancock Holding Company	232,176	7,034,933

Hanmi Financial Corp. (I)	724,743	724,743

Heritage Commerce Corp. (I)	387,733	1,872,750

8	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Heritage Financial Corp.	134,466	$1,695,616

Heritage Oaks Bancorp (I)	650,719	2,166,894

Horizon Bancorp	23,903	606,419

Huntington Bancshares, Inc.	610,005	3,159,826

Independent Bank Corp. — MA	195,961	5,079,309

KeyCorp	216,866	1,531,074

M&T Bank Corp.	92,407	7,033,097

MB Financial, Inc.	296,947	4,920,412

NewBridge Bancorp. (I)	98,576	394,304

Northrim BanCorp, Inc.	77,232	1,463,546

Pacific Continental Corp.	183,645	1,592,202

Park National Corp.	39,113	2,335,437

Park Sterling Corp. (I)	293,418	1,129,659

Peoples Bancorp, Inc.	64,573	854,301

PNC Financial Services Group, Inc.	281,033	15,094,282

Prosperity Bancshares, Inc.	127,654	4,913,402

Regions Financial Corp.	369,319	1,451,424

Renasant Corp.	37,311	538,025

Sandy Spring Bancorp, Inc.	54,695	930,362

Sierra Bancorp	140,000	1,531,600

Signature Bank (I)	8,972	500,189

Southcoast Financial Corp. (I)	70,854	117,618

Sun Bancorp, Inc. (I)	283,290	841,371

SunTrust Banks, Inc.	377,673	7,451,488

SVB Financial Group (I)	212,782	9,775,205

Synovus Financial Corp.	2,079,408	3,119,112

Talmer Bank & Trust Company (I)(R)	462,595	3,247,995

TCF Financial Corp.	589,099	6,268,013

TriCo Bancshares	202,536	3,003,609

Trustmark Corp.	94,100	2,083,374

U.S. Bancorp	359,665	9,203,827

Union First Market Bankshares Corp.	161,746	2,073,584

United Bancorp, Inc. (I)	315,013	787,533

Univest Corp. of Pennsylvania	19,000	288,990

Washington Banking Company	67,556	798,512

Washington Trust Bancorp, Inc.	123,905	2,909,289

Wells Fargo & Company	558,583	14,472,886

WesBanco, Inc.	99,295	1,971,999

Westamerica Bancorp.	30,499	1,366,965

Wilshire Bancorp, Inc. (I)	618,257	2,114,439

Zions Bancorporation	574,359	9,970,872

Diversified Financial Services 6.53%

Bank of America Corp.	1,278,555	8,732,531

JPMorgan Chase & Company	307,556	10,690,647

Thrifts & Mortgage Finance 9.82%

Berkshire Hill Bancorp, Inc.	358,903	7,185,238

Citizens South Banking Corp.	343,181	1,407,042

First Defiance Financial Corp. (I)	125,381	1,781,664

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	9

			Shares	Value
Thrifts & Mortgage Finance (continued)

First Financial Holdings, Inc.			197,178	$1,468,976

Flushing Financial Corp.			187,981	2,304,647

Heritage Financial Group, Inc.			95,762	1,012,204

Hingham Institution for Savings			80,000	3,720,800

Home Federal Bancorp, Inc.			125,986	1,266,159

Kaiser Federal Financial Group, Inc.			109,586	1,288,731

New York Community Bancorp, Inc.			365,166	4,860,359

WSFS Financial Corp.			73,787	2,933,033

			Shares	Value
Preferred Securities 2.02%				$6,019,609

(Cost $5,177,425)

Financials 2.02%				6,019,609

Commercial Banks 0.74%

First Southern Bancorp, Inc. (Florida) (I)			134	497,681

Monarch Financial Holdings, Inc., Series B, 7.800%			38,925	992,588

Zions Bancorporation, Series C, 9.500%			27,646	715,478

Diversified Financial Services 1.28%

Bank of America Corp., Series MER, 8.625%			102,544	2,533,862

Citigroup Capital XII (8.500% to 3-30-15, then
3 month LIBOR + 5.870%)			50,000	1,280,000

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 0.51%				$1,532,580

(Cost $1,490,800)

Financials 0.51%				1,532,580

Commercial Banks 0.51%

Regions Financial Corp.	7.375	12-10-37	$1,869,000	1,532,580

Capital Preferred Securities 0.08%				$224,422

(Cost $262,386)

Financials 0.08%				224,422

Commercial Banks 0.08%

Banponce Trust I, Series A	8.327	02-01-27	360,000	224,422

			Shares	Value
Warrants 0.38%				$1,117,396

(Cost $2,232,242)

Financials 0.38%				1,117,396

Commercial Banks 0.19%

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)(J)			93,762	513,816

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)(J)			33,222	48,504

Diversified Financial Services 0.15%

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)			1,045,183	443,158

Thrifts & Mortgage Finance 0.04%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)(J)			27,297	111,918

10	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

		Maturity
	Yield* (%)	date	Par value	Value
Certificates of Deposit 0.02%				$56,634

(Cost $56,634)

Country Bank For Savings	1.640	08-28-12	$1,879	1,879

First Bank Richmond	2.226	12-05-13	19,076	19,076

First Bank System, Inc.	0.992	04-01-13	4,809	4,820

Home Bank	0.867	12-04-13	18,442	18,442

Midstate Federal Savings and Loan	1.189	05-27-12	1,935	1,935

Mount Mckinley Savings Bank	0.400	12-05-11	1,682	1,682

Newburyport Bank	1.250	10-22-12	2,010	2,010

Newton Savings Bank	0.999	05-30-13	1,891	1,892

OBA Federal Savings and Loan	1.000	12-15-11	1,287	1,287

Eastern Bank	0.600	04-21-13	1,908	1,908

Salem Five Cents Savings Bank	0.600	12-19-11	1,703	1,703

			Par value	Value
Short-Term Investments 0.63%				$1,863,000

(Cost $1,863,000)

Repurchase Agreement 0.63%				1,863,000

Repurchase Agreement with State Street Corp. dated 10-31-11
at 0.010% to be repurchased at $1,863,001 on 11-1-11,
collateralized by $1,900,000 Federal Home Loan Mortgage Corp.,
0.500% due 8-23-13 (valued at $1,902,375, including interest)			$1,863,000	1,863,000

Total investments (Cost $328,384,296)† 97.63%				$290,536,250

Other assets and liabilities, net 2.37%				$7,058,760

Total net assets 100.00%				$297,595,010

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(J) These securities were issued under the U.S. Treasury Department’s Capital Purchase Program.

(R) Direct placement securities are restricted to resale and the Fund has limited rights to registration under the Securities Act of 1933.

					Value as a
	Original		Beginning	Ending	percentage
Issuer,	acquisition	Acquisition	share	share	of Fund’s	Value as of
Description	date	cost	amount	amount	net assets	10-31-11

Avenue Bank	1-29-07	$3,000,000	300,000	300,000	0.35%	$1,036,680

Talmer Bank &
Trust Company
(formerly First
Michigan Bank)	4-30-10	$2,775,570	462,595	462,595	1.09%	$3,247,995

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents the annualized yield at the date of purchase.

† At 10-31-11, the aggregate cost of investment securities for federal income tax purposes was $328,399,841. Net unrealized depreciation aggregated $37,863,591, of which $13,862,859 related to appreciated investment securities and $51,726,450 related to depreciated investment securities.

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	11

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-11

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $328,384,296)	$290,536,250
Cash	4,643,401
Receivable for investments sold	2,631,171
Dividends and interest receivable	259,402
Other receivables and prepaid expenses	68,034

Total assets	298,138,258

Liabilities

Payable for investments purchased	22,294
Payable for fund shares repurchased	330,885
Payable to affiliates
Administrative services fees	24,049
Trustees’ fees	58,341
Other liabilities and accrued expenses	107,679

Total liabilities	543,248

Net assets

Paid-in capital	$335,435,053
Undistributed net investment income	23,548
Accumulated net realized loss on investments	(15,545)
Net unrealized appreciation (depreciation) on investments	(37,848,046)

Net assets	$297,595,010

Net asset value per share

Based on 18,989,764 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.67

12	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-11

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$6,210,364
Interest	174,011

Total investment income	6,384,375

Expenses

Investment management fees (Note 4)	3,970,598
Administrative services fees (Note 4)	863,315
Transfer agent fees	43,839
Trustees’ fees (Note 4)	52,876
Printing and postage	121,831
Professional fees	87,729
Custodian fees	56,773
Other	49,569

Total expenses	5,246,530
Less expense reductions (Note 4)	(517,989)

Net expenses	4,728,541

Net investment income	1,655,834

Realized and unrealized gain (loss)

Net realized gain on investments	16,024,246

Change in net unrealized appreciation (depreciation) of investments	(25,425,998)

Net realized and unrealized loss	(9,401,752)

Decrease in net assets from operations	($7,745,918)

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	13

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-11	10-31-10
Increase (decrease) in net assets

From operations
Net investment income	$1,655,834	$1,449,957
Net realized gain	16,024,246	19,637,635
Change in net unrealized appreciation (depreciation)	(25,425,998)	5,495,106

Increase (decrease) in net assets resulting from operations	(7,745,918)	26,582,698

Distributions to shareholders
From net investment income	(1,743,149)	(1,294,703)
From net realized gain	(16,035,169)	(13,723,010)

Total distributions	(17,778,318)	(15,017,713)

From Fund share transactions (Note 5)	(15,062,318)	(12,088,382)

Total decrease	(40,586,554)	(523,397)

Net assets

Beginning of year	338,181,564	338,704,961

End of year	$297,595,010	$338,181,564

Undistributed net investment income	$23,548	$110,863

14	Bank and Thrift Opportunity Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES Period ended	10-31-11	10-31-10	10-31-09	10-31-08	10-31-07

Per share operating performance

Net asset value, beginning of year	$16.90	$16.28	$20.81	$35.08	$42.28
Net investment income[1]	0.08	0.07	0.29	0.62	0.64
Net realized and unrealized gain (loss)
on investments	(0.49)	1.19	(3.63)	(8.94)	(3.52)
Total from investment operations	(0.41)	1.26	(3.34)	(8.32)	(2.88)
Less distributions to common shareholders
From net investment income	(0.09)	(0.06)	(0.29)	(0.68)	(0.60)
From net realized gain	(0.82)	(0.67)	—	(4.76)	(3.72)
From tax return of capital	—	—	(0.94)	(0.51)	—
Total distributions	(0.91)	(0.73)	(1.23)	(5.95)	(4.32)
Anti-dilutive impact of repurchase plan	0.09[2]	0.09[2]	0.04[2]	—	—
Net asset value, end of year	$15.67	$16.90	$16.28	$20.81	$35.08
Per share market value, end of year	$14.29	$15.02	$13.30	$17.80	$30.96
Total return at net asset value (%)[3,4]	(1.81)	8.82	(13.78)	(24.38)	(6.93)
Total return at market value (%)[4]	0.76	18.38	(17.65)	(26.67)	(11.41)

Ratios and supplemental data

Net assets applicable to common shares, end of year
(in millions)	$298	$338	$339	$439	$740
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.52	1.51	1.55	1.49	1.44
Expenses net of fee waivers and credits	1.37	1.36	1.40	1.34	1.29
Net investment income	0.48	0.39	1.88	2.51	1.61
Portfolio turnover (%)	23	34	37	27	21

1 Based on the average daily shares outstanding.
2 The repurchase plan was completed at an average repurchase price of $14.82, $15.04 and $12.99 for 1,016,051, 803,485 and 290,700 shares, and $15,062,318, $12,088,382 and $3,776,593 for the years ended 10-31-11, 10-31-10 and 10-31-09, respectively.
3 Total returns would have been lower had certain expenses not been reduced during the periods shown.
4 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

See notes to financial statements	Annual report | Bank and Thrift Opportunity Fund	15

Notes to financial statements

Note 1 — Organization

John Hancock Bank and Thrift Opportunity Fund (the Fund) is a closed-end diversified management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	Bank and Thrift Opportunity Fund | Annual report

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2011, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-11	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Commercial Banks	$231,070,578	$221,533,431	$5,252,472	$4,284,675
Diversified Financial
Services	19,423,178	19,423,178	—	—
Thrifts & Mortgage
Finance	29,228,853	29,228,853	—	—
Preferred Securities
Commercial Banks	2,205,747	1,708,066	—	497,681
Diversified Financial
Services	3,813,862	3,813,862	—	—
Corporate Bonds
Commercial Banks	1,532,580	—	1,532,580	—
Capital Preferred
Securities
Commercial Banks	224,422	—	224,422	—
Warrants	1,117,396	1,117,396	—	—
Certificates of Deposit	56,634	—	56,634	—
Short-Term Investments	1,863,000	—	1,863,000	—

Total Investments in
Securities	$290,536,250	$276,824,786	$8,929,108	$4,782,356

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the year ended October 31, 2011, there were no significant transfers into or out of Level 1 or Level 2 assets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

INVESTMENTS IN SECURITIES	COMMON STOCKS	PREFERRED STOCKS	TOTAL

Balance as of 10-31-10	$2,918,657	$61,919	$2,980,576
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized
appreciation (depreciation)	1,366,018	435,762	1,801,780
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 10-31-11	$4,284,675	$497,681	$4,782,356
Change in unrealized at period end*	$1,366,018	$435,762	$1,801,780

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt

Annual report | Bank and Thrift Opportunity Fund	17

obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. On March 12, 2010, the Board of Trustees approved the adoption of a new managed distribution plan (the Distribution Plan). Under the Distribution Plan, the Fund will make quarterly distributions of an amount equal to 1.25% of the Fund’s net asset value, based upon an annual rate of 5%, as of each measuring date. The amount of each quarterly distribution will be

18	Bank and Thrift Opportunity Fund | Annual report

determined based on the net asset value of the Fund at the close of the NYSE on the last business day of the month ending two months prior to each quarterly declaration date.

Distributions under the Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the Fund’s net investment income and net capital gains are insufficient to meet the minimum percentage dividend. In addition, the Fund may also make additional distributions to avoid federal income and excise taxes. The final determinations of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to shareholders.

The Board of Trustees may terminate or reduce the amount distributed under the Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the Fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly through its managed distribution plan described above. The tax character of distributions for the years ended October 31, 2011 and October 31, 2010 was as follows:

	OCTOBER 31, 2011	OCTOBER 31, 2010

Ordinary Income	$3,365,012	$1,294,703
Long-Term Capital Gain	14,413,306	13,723,010

As of October 31, 2011, the components of distributable earnings on a tax basis included $63,693 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The Fund had no material book-tax differences at October 31, 2011.

New accounting pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.

Note 3 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Annual report | Bank and Thrift Opportunity Fund	19

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment advisory agreement with the Adviser under which the Fund pays a daily management fee to the Adviser at an annual rate of 1.15% of the Fund’s average daily net assets. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.), LLC), an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Administrative services. The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services to the Fund and oversees operational activities of the Fund. The compensation for the year was at an annual rate of 0.25% of the average weekly net assets of the Fund. The Adviser agreed to limit the administrative services fee to 0.10% of the Fund’s average weekly net assets. Accordingly, the expense reductions related to accounting and legal services fees amounted to $517,989 for the year ended October 31, 2011. The Adviser reserves the right to terminate this limitation in the future with the Trustees’ approval. The accounting and legal services fees incurred for the year ended October 31, 2011 amounted to an annual rate of 0.10% of the Fund’s average daily net assets.

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 5 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. The plan will remain in effect between January 1, 2012 and December 31, 2012.

During the years ended October 31, 2011 and October 31, 2010, the Fund repurchased 1,016,051 and 803,485, respectively (5.08% and 3.86% of shares outstanding), of its common shares under the share repurchase plan. The corresponding dollar amounts of the shares repurchased amounted to $15,062,318 and $12,088,382 for the years ended October 31, 2011 and October 31, 2010, respectively. The weighted average discount per share on these repurchases amounted to 10.4% and 13.5% for the years ended October 31, 2011 and 2010, respectively.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $76,314,403 and $106,201,503, respectively, for the year ended October 31, 2011.

Note 7 — Sector risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, the concentration may make the Fund’s investment performance more volatile and investment values may rise and fall more rapidly.

20	Bank and Thrift Opportunity Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Bank and Thrift Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Bank and Thrift Opportunity Fund (the “Fund”) at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2011 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2011

Annual report | Bank and Thrift Opportunity Fund	21

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2011.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2011, the Fund designates the maximum amount allowable for the corporate dividends-received deduction.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2011.

The Fund designates $14,413,306 as long-term capital gain dividends paid during the year.

Eligible shareholders will be mailed a 2011 Form 1099-DIV in early 2012. This Form will reflect the tax character of all distributions for calendar year 2011.

22	Bank and Thrift Opportunity Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The Fund is a closed-end diversified management investment company, shares of which were initially offered to the public on August 23, 1994, and are publicly traded on the New York Stock Exchange. On December 7, 2010, the Fund’s Trustees approved the following new investment objective for the Fund: The Fund’s investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The prior investment objective was long-term capital appreciation. On November 20, 2001, the Fund’s Trustees approved the following investment policy changes effective December 15, 2001: Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. regional banks and thrifts and holding companies that primarily own or receive a substantial portion of their income from regional banks or thrifts. “Net assets” is defined as net assets plus borrowings for investment purposes. “Primarily owned” means that the bank or financial holding company derives a substantial portion of its business from U.S. regional banks or thrifts as determined by the Adviser, based upon generally accepted measures such as revenues, asset size and number of employees. U.S. regional banks or thrifts are ones that provide full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending) and whose assets are primarily of domestic origin. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund may invest in investment-grade debt securities as well as debt securities rated BB or below by Standard & Poor’s Ratings group (Standard & Poor’s) or Ba or below by Moody’s Investors Service, Inc. (Moody’s) or, if unrated by such rating organizations, determined by the Adviser to be of comparable quality.

On December 7, 2010, the Fund’s Trustees approved certain investment policy changes, as summarized below:

(i) investment policy stating that “Under normal market conditions, the Fund may invest up to 25% of its total assets in the equity securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies selected primarily for capital appreciation potential.” was replaced with the following: “Under normal market conditions, the Fund may invest up to 20% of its net assets in the equity securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies.”;

(ii) investment policy stating that “The equity securities in which the Fund may invest are common stocks, preferred stocks, warrants, stock purchase rights, securities convertible into other equity securities. Although the Fund will purchase equity securities principally for capital appreciation, such investments may also produce dividends and other income.” was replaced with the following: “The equity securities in which the Fund may invest are common stocks, preferred stocks, warrants, stock purchase rights, securities convertible into other equity securities.”;

(iii) investment policy stating that “The Fund intends to invest primarily in the equity securities of U.S. regional banks, thrifts and holding companies with assets of less than $30 billion and to emphasize over time investments in U.S. regional banks, thrifts and their holding companies with assets of $3 billion or less. The Adviser believes that such small to medium size banks

Annual report | Bank and Thrift Opportunity Fund	23

and thrifts offer better opportunity for longer-term capital appreciation than do larger banks, thrifts and their holding companies. Over time, the Fund may change its investment emphasis in response to, among other factors, consolidations in the banking and thrift industry and the Adviser’s view as to opportunities for capital appreciation.” was replaced with the following: “The Fund intends to invest in the equity securities of U.S. regional banks, thrifts and holding companies of any size.”; and

(iv) investment policy stating that “The Fund may write and purchase call and put options on securities and securities indices provided that the value of options purchased by the Fund, together with the obligations of the Fund under options written by the Fund, other than options written or purchased for hedging purposes and call options written “against-the box,” does not exceed 5% of the Fund’s total assets at the time of such purchase or writing.” was replaced with the following: “The Fund may write and purchase call and put options on securities and securities indices. The Fund typically will limit notional exposure of the options to 5% of the value of the Fund’s portfolio securities, although this amount is expected to vary over time based upon U.S. equity market conditions and other factors.”

On March 9, 2011, the Board of Trustees approved certain investment policy changes, as summarized below:

(i) investment policy stating that “Under normal market conditions, the Fund may invest up to 20% of its net assets in the equity securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies.” was replaced with the following: “Under normal market conditions, the Fund may invest up to 20% of its net assets in the common and preferred equity securities and other preferred securities of financial services companies, companies with significant lending operations, foreign banking, lending and financial services companies, “money center” banks and debt securities issued by U.S. regional banks, thrifts or their holding companies.”; and

(ii) investment policy stating that “The Fund may invest up to 20% of its total assets in equity securities of foreign banking, lending and financial services companies, including securities quoted in foreign currencies.” was replaced with the following: “The Fund may invest up to 20% of its total assets in common and preferred equity securities and other preferred securities of foreign banking, lending and financial services companies, including securities quoted in foreign currencies.”

Dividends and distributions

During the year ended October 31, 2011, dividends from net investment income totaling $0.09 per share and long-term capital gains totaling $0.82 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2010	$0.2113
March 31, 2011	0.2380
June 30, 2011	0.2384
September 30, 2011	0.2191
Total	$0.9068

24	Bank and Thrift Opportunity Fund | Annual report

Dividend reinvestment plan

The Board of Trustees approved certain amendments to the Fund’s Dividend Reinvestment Plan. The Dividend Reinvestment Plan that is in effect as of July 1, 2011 is described below.

The Fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the Fund by The Bank of New York Mellon (the Plan Agent). Every shareholder holding at least one full share of the Fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the Fund after June 30, 2011 and holds at least one full share of the Fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the Fund declares a dividend or distribution, participants will receive shares purchased by the Plan Agent on participants’ behalf on the New York Stock Exchange (the NYSE) or otherwise on the open market. Whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the Fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the Fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell Fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your stockbroker, you will need to request that the Plan Agent electronically transfer your shares to your stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.bnymellon.com/shareowner/equityaccess. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends

Annual report | Bank and Thrift Opportunity Fund	25

paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the Fund.

All correspondence or additional information about the Plan should be directed to The Bank of New York Mellon, c/o BNY Mellon Shareowner Services, c/o Mellon Investor Services, P.O. Box 358035, Pittsburgh, PA 15252-8035 (Telephone: 1-800-852-0218 (within the U.S. and Canada), 1-201-680-6578 (International Telephone Inquiries), and 1-800-231-5469 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

26	Bank and Thrift Opportunity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Bank and Thrift Opportunity Fund (the Fund) met in-person on May 1–3 and June 5–7, 2011 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

The Board consists of eleven individuals, nine of whom are Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have hired independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairperson. The Board has established four standing committees that are composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts/Operations Committee. Additionally, Investment Performance Committee A is a standing committee of the Board that is composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A oversees and monitors matters relating to the investment performance of the Fund. The Board has also designated an Independent Trustee as Vice Chairperson to serve in the absence of the Chairperson. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 1–3, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Morningstar, Inc. (Morningstar) on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Peer Group, as determined by Morningstar, and with the Fund’s benchmark index. The Peer Group represents funds that invest similarly to the way the Fund invests and funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of

Annual report | Bank and Thrift Opportunity Fund	27

economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 1–3, 2011, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 1–3, 2011 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 5–7, 2011, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement between the Adviser and the Fund and the Subadvisory Agreement among the Fund, the Adviser and the Subadviser, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under separate agreements. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and considered the Adviser’s and its affiliate’s policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged

28	Bank and Thrift Opportunity Fund | Annual report

to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not closed-end funds, the differences in services relate to the more burdensome regulatory and legal obligations of closed-end funds, the enhanced management and oversight arising from the public trading of Fund shares on an exchange and the generally higher turnover of closed-end fund portfolio holdings. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Morningstar, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Morningstar data that was prepared by the Adviser, which analyzed various factors that may affect the Morningstar rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Morningstar Peer Group as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Morningstar to select the funds in the Peer Group. The Board also considered updated performance information provided by the Adviser at its May and June 2011 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund (based on net asset value) over certain time periods ended December 31, 2010 and that of its Peer Group and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Bank and Thrift Opportunity Fund	17.19%	–3.63%	–3.76%	4.05%
Financial Peer Group Median	16.51%	–5.61%	–3.76%	4.18%
S&P 1500 Bank Index TR	19.20%	–15.47%	–13.32%	—

The Board noted that the Fund’s performance compared favorably to the median performance of its Peer Group over multiple periods shown. The Board noted that, although the Fund had underperformed its benchmark index’s performance over the one-year period, the Fund had outperformed its benchmark index’s performance over all other periods.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Peer Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including separately managed institutional accounts.

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee limitation arrangement by the Adviser into account (Net Expense Ratio). The Gross Expense Ratio is based on

Annual report | Bank and Thrift Opportunity Fund	29

common assets and includes interest expense and the Net Expense Ratio is based on common assets but excludes interest expense. The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group median. As part of its analysis, the Board reviewed the Adviser’s methodology in allocating its costs to the management of the Fund and the Fund complex.

The Board noted that the Fund’s advisory fee ratio was forty basis points above the Peer Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios contained in the Fund’s financial statements in relation with the Fund’s Peer Group median provided by Morningstar in April 2011:

	FUND	PEER GROUP MEDIAN

Advisory Fee Ratio	1.15%	0.75%
Gross Expense Ratio	1.51%	1.55%
Net Expense Ratio	1.36%	1.50%

The Board viewed favorably the Adviser’s agreement to limit its fees to maintain the accounting and legal services fees to 0.10% of the Fund’s average weekly assets.

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the year ended December 31, 2009. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board considered the profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered the assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

30	Bank and Thrift Opportunity Fund | Annual report

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for an additional one-year term. The Subadvisory Agreement among the Fund, the Adviser and the Subadviser was also approved for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Bank and Thrift Opportunity Fund	31

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Steven R. Pruchansky, Born: 1944	1994	46

Chairman (since January 2011); Chairman and Chief Executive Officer, Greenscapes of Southwest
Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000);
Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

James F. Carlin, Born: 1940	1994	46

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance
Agency, Inc. (since 1995); Chairman and Chief Executive Officer, CIMCO, LLC (management/
investments) (since 1987).

William H. Cunningham, Born: 1944	1995	46

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson, Born: 1952	2008	46

President, Cambridge College, Cambridge, Massachusetts (since May 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–May 2011); Board of Directors of Eastern Bank
Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001);
Board of Directors of American Student Assistance Corp. (1996–2009); Board of Directors of Boston
Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Charles L. Ladner,[2,3] Born: 1938	1994	46

Vice Chairman (since March 2011); Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(since 2008); Director, Philadelphia Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(Cooperating Association, National Park Service) (until 2005).

32	Bank and Thrift Opportunity Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	46

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore,[2] Born: 1939	2002	46

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Patti McGill Peterson,[2] Born: 1943	2002	46

Presidential Advisor for Global Initiatives, American Council on Education (since 2011); Chairperson of the Board of the Trust (during 2009 and 2010); Principal, PMP Globalinc (consulting) (2007–2011);
Senior Associate, Institute for Higher Education Policy (2007–2011); Executive Director, CIES
(international education agency) (until 2007); Vice President, Institute of International Education (until
2007); Former President Wells College, St. Lawrence University and the Association of Colleges and
Universities of the State of New York. Director of the following: Mutual Fund Directors Forum (since
2011); Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997);
ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison
(since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International
Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International
Educational Exchange (since 2003).

Gregory A. Russo, Born: 1949	2008	46

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Hugh McHaffie, Born: 1959	2010	46

Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
President of John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009); Trustee,
John Hancock retail funds (since 2010); Chairman and Director, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); Senior
Vice President, Individual Business Product Management, MetLife, Inc. (1999–2006).

Annual report | Bank and Thrift Opportunity Fund	33

Non-Independent Trustees[4] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	46

Senior Vice President, John Hancock Financial Services (since 2006); Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management
Services, LLC and John Hancock Funds, LLC (since 2005); Chief Operating Officer, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2007); Chief Operating Officer, John Hancock retail funds (until 2009); Trustee, John Hancock retail funds (since 2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, John Hancock Financial Services (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
John Hancock Asset Management a division of Manulife Asset Management (US) LLC (since 2005);
Director, John Hancock Investment Management Services, LLC (since 2006); President and Chief
Executive Officer, John Hancock retail funds (since 2005); Member, Investment Company Institute Sales
Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Senior Vice President and Chief Operating Officer
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); Executive Vice President, John Hancock Funds, LLC (since
2004); Chief Operating Officer, John Hancock retail funds (since 2009); Senior Vice President,
John Hancock retail funds (since 2010); Vice President, John Hancock Funds II and John Hancock
Variable Insurance Trust (since 2006); Senior Vice President, Product Management and Development,
John Hancock Funds, LLC (until 2009).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock
Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock
Funds II and John Hancock Variable Insurance Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal
Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual
Select Funds and MassMutual Premier Funds (2004–2006).

34	Bank and Thrift Opportunity Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Funds II, John Hancock Variable Insurance Trust, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Funds II and John Hancock Variable Insurance Trust
(since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (2005–2007); Vice President,
Goldman Sachs (2005–2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2010); Treasurer, John Hancock closed-end funds (since 2009);
Assistant Treasurer, John Hancock Funds II and John Hancock Variable Insurance Trust (since
October 2010) and (2007–2009); Assistant Treasurer, John Hancock retail funds (2007–2009);
Assistant Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management
Research Company (2005–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Carlin, Mr. Cunningham and Mr. Russo serve as Trustees for a term expiring in 2014; Ms. Jackson, Mr. McHaffie, Ms. McGill Peterson and Mr. Pruchansky serve as Trustees for a term expiring in 2013; and Mr. Martin, Mr. Moore and Mr. Vrysen serve as Trustees for a term expiring in 2012.

2 Member of the Audit Committee.

3 Mr. Ladner’s term of office will end when he retires as a Trustee on 12-31-11.

4 Because Messrs. McHaffie and Vrysen are senior executives or directors with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Bank and Thrift Opportunity Fund	35

More information

Trustees	Officers	Investment adviser
Steven R. Pruchansky	Keith F. Hartstein	John Hancock Advisers, LLC
Chairman	President and
James F. Carlin	Chief Executive Officer	Subadviser
William H. Cunningham		John Hancock Asset Management
Deborah C. Jackson	Andrew G. Arnott	a division of Manulife Asset
Charles L. Ladner*	Senior Vice President	Management (US) LLC
Vice Chairman	and Chief Operating Officer
Stanley Martin*		Custodian
Hugh McHaffie†	Thomas M. Kinzler	State Street Bank and
Dr. John A. Moore*	Secretary and Chief Legal Officer	Trust Company
Patti McGill Peterson*
Gregory A. Russo	Francis V. Knox, Jr.	Transfer agent
John G. Vrysen†	Chief Compliance Officer	Mellon Investor Services

*Member of the	Charles A. Rizzo	Legal counsel
Audit Committee	Chief Financial Officer	K&L Gates LLP
†Non-Independent Trustee
	Salvatore Schiavone	Independent registered
	Treasurer	public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: BTO

For shareholder assistance refer to page 26

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

36	Bank and Thrift Opportunity Fund | Annual report

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P900A 10/11
12/11

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2011, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $28,087 for the fiscal year ended October 31, 2011 and $27,349 for the fiscal year ended October 31, 2010. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2011 and October 31, 2010 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,938 for the fiscal year ended October 31, 2011 and $2,798 for the fiscal year ended October 31, 2010. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $73 for the fiscal year ended October 31, 2011 and $20 for the fiscal year ended October 31, 2010 billed to the registrant.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2011, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,674,789 for the fiscal year ended October 31, 2011 and $3,066,607 for the fiscal year ended October 31, 2010.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. As of October 31, 2011, the members of the audit committee were as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Charles L. Ladner
Patti McGill Peterson

Effective January 1, 2012, the members of the audit committee are as follows:

Stanley Martin - Chairman
Dr. John A. Moore
Patti McGill Peterson
James F. Carlin

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management biographies and Fund ownership

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2011.

Lisa A. Welch

Vice President, John Hancock Asset Management since 2005
Former Vice President and Portfolio Manager, John Hancock Advisers, LLC (2002–2005)
Former analyst, John Hancock Advisers, LLC (1998–2002)
Began business career in 1986
Joined Fund team in 1998
Fund ownership — $1–$10,000

Susan A. Curry

Portfolio manager, John Hancock Asset Management since 2006
Former research officer, John Hancock Advisers, LLC (2004–2006)
Former portfolio officer, private client group, John Hancock Advisers, LLC (2001–2004)
Began business career in 1993
Joined Fund team in 2004
Fund ownership — None

Other accounts the portfolio managers are managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2011. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
Lisa A. Welch	Other Investment Companies:
3 accounts with assets of approximately $1.8 billion
Other Pooled Investment Vehicles: None
Other Accounts: None
Susan A. Curry	Other Investment Companies:
2 accounts with assets of approximately $730.7 million
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs:

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect any accounts managed by the Fund’s portfolio manager.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Funds.

Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

• Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

• The Profitability of the Subadviser: The profitability of the Subadviser and its parent company are also considered in determining bonus awards.

• Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Subadviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number	Maximum
			of	Number
			Shares	of Shares
			Purchased	that May
	Total		as Part of	Yet Be
	Number of	Average	Publicly	Purchased
	Shares	Price	Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-10	188,265	15.473	188,265	1,134,270
Dec-10	85,136	17.118	273,401	1,973,241*
Jan-11	47,600	17.782	321,001	1,925,641
Feb-11	-	-	321,001	1,925,641
Mar-11	58,514	17.005	379,515	1,867,127
Apr-11	21,623	17.064	401,138	1,845,504
May-11	18,290	17.067	419,428	1,827,214
Jun-11	63,000	15.748	482,428	1,764,214
Jul-11	51,562	15.899	533,990	1,712,652
Aug-11	54,000	13.234	587,990	1,658,652
Sep-11	148,887	13.105	736,877	1,509,765
Oct-11	279,174	13.223	1,016,051	1,230,591
Total	1,016,051	14.824

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently renewed in December 2009, December 2010 and December 2011. Under the share repurchase plan the Fund may purchase in the open market up to 10% of its outstanding common shares. The plan renewed by the Board in December 2011 will remain in effect between January 1, 2012 and December 31, 2012.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bank and Thrift Opportunity Fund

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and
Chief Executive Officer

Date:	December 13, 2011

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 13, 2011